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         SILICON VALLEY BANK


    AMENDMENT TO LOAN AGREEMENT



BORROWER:     PREMIER LASER SYSTEMS, INC.
ADDRESS:      3 MORGAN
              IRVINE, CALIFORNIA 92718

DATE:         FEBRUARY 13, 1997



    THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

    The Parties agree to amend the Loan Agreement between them, dated June 3, 1996, as amended by that Amendment to Loan Agreement dated October __, 1996 (the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

    1. AMENDED SCHEDULE. The Schedule to Loan Agreement is hereby amended in its entirety to read as is set forth on the Schedule to the Loan Agreement as attached hereto.

    2. FEE. Borrower shall pay to Silicon concurrently herewith a fee of $5,000, which shall be in addition to all interest and all other amounts payable hereunder and which shall not be refundable.

    3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

    4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms

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and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                              SILICON:

PREMIER LASER SYSTEMS, INC.            SILICON VALLEY BANK


By /S/ COLETTE COZEAN                  By  /S/ Robert Anderson
  ------------------------------         -----------------------------
   PRESIDENT OR VICE PRESIDENT           TITLE
                                              ------------------------

By /S/ RONALD E. HIGGINS
  ------------------------------
   SECRETARY OR ASS'T SECRETARY

    /S/ MICHAEL L. HIEBERT
--------------------------------
           TREASURER

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         SILICON VALLEY BANK

                                     SCHEDULE TO
                                    LOAN AGREEMENT

BORROWER:          PREMIER LASER SYSTEMS, INC.
ADDRESS:           3 MORGAN
                   IRVINE, CALIFORNIA 92718

DATE:              FEBRUARY 13, 1997


         THIS SCHEDULE is an integral part of the Loan Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower").


REVOLVING LOAN CREDIT        An amount not to exceed the lesser of:
LIMIT (SECTION 1.2):         (i) $1,000,000 at any one time outstanding; or (ii)
                             the amount of the Certificate of Deposit pledged to Silicon by Borrower pursuant to the Pledge
                             Agreement dated February 13, 1997.

REVOLVING LOAN               A rate equal to the "Prime Rate" in effect from
(SECTION 1.2):               time to time, calculated on the basis of a 360-day
                             year for the actual number of days elapsed.
                             "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(SECTION 1.3):               See Amendment to Loan Agreement of even date
                             herewith.

MATURITY DATE
(SECTION 4.1):               February 12, 1998.

CORPORATE SUBSIDIARIES
AND AFFILIATES
(SECTION 2.1):               Sonoma Corporation, a Florida corporation, a
                             wholly-owned subsidiary of Borrower.

PRIOR NAMES OF BORROWER
(SECTION 3.2):               None

TRADE NAMES OF BORROWER
(SECTION 3.2):               Altair, Arago, Arago Mod, Arcturus, Angletips,
                             Aurora, Centauri, Orion, LTM, MOD, Pegasus,
                             Polaris, Premier Laser Systems, Premier MOD,
                             Proclosure, SAFE, Sirius, and Touch Tips.


                                         -1-

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OTHER LOCATIONS AND
ADDRESSES (SECTION 3.3):     None

OTHER COVENANTS
(SECTION 3.1):               Borrower shall at all times comply with all of the
                             following additional covenants:

                             1. BANKING RELATIONSHIP. Borrower shall at all times maintain its bank accounts and its primary banking relationship with Silicon.

                             2.     PLEDGE AGREEMENT.  Borrower shall
                             concurrently execute and deliver to Silicon a Pledge Agreement regarding a $1,000,000 certificate of deposit, in form and substance satisfactory to Silicon in its discretion.

                             3. WARRANTS. Borrower shall continue in full force and effect the Warrant to Purchase Stock and related documents delivered to Silicon in connection with the original Loan Agreement.

                             4. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $250,000 at any time outstanding.


BORROWER:                              SILICON:

PREMIER LASER SYSTEMS, INC.            SILICON VALLEY BANK


By /S/  COLETTE COZEAN                 By /S/ Robert Anderson
  ----------------------------------     -----------------------------
     PRESIDENT OR VICE PRESIDENT         TITLE
                                              ------------------------
By /S/  RONALD E. HIGGINS
  ----------------------------------
     SECRETARY OR ASS'T SECRETARY

    /S/  MICHAEL L. HIEBERT
------------------------------------
           TREASURER

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